BERGSTROM
CAPITAL
CORPORATION

2002 FIRST QUARTER REPORT

Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

May 6, 2002

Dear Fellow Stockholders:

During the first quarter of 2002 the Company’s net assets decreased from $164,731,543 to $159,097,824 which is a decrease of $5,633,719. The decrease in net assets was composed of net investment income of $44,768, realized loss on investments of $849,809, and a decrease in unrealized appreciation of $4,828,678.

The per share net asset value decreased from $164.73 on December 31, 2001 to $159.10 on March 31, 2002, a decrease of 3.4%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 4.3% and the Standard & Poor’s 500 Stock Average, adjusted for dividends, increased .2%. The per share net asset value on Friday, May 3, 2002 was $143.57.
During the first quarter of 2002 the Company had total interest and dividend income of $367,834 as compared to $329,039 for the same period in 2001 for an increase of $38,795. During the first quarter of 2002 operating expenses were $323,066 as compared to $290,462 for the same period in 2001 for an increase of $32,604. The resulting net investment income of $44,768 for the first quarter of 2002 is an increase of $6,191 from $38,577 for the first quarter of 2001.

Please refer to Major Portfolio Changes during the first quarter of 2002 and Ten Largest Portfolio Holdings at March 31, 2002 in this report. The value of the Company’s investment in the securities of Amgen, Inc. amounted to 15.0% of the Company’s total assets at March 31, 2002. The investment of a substantial percentage of the Company’s assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

On March 15, 2002 Bergstrom Capital Corporation (the “Company”) reported that its Board of Directors had engaged a financial consultant, Lipper Consulting Services, Inc., to assist the Company in seeking a tax-free merger or other business combination with a larger registered investment company. Any such combination would require a two-thirds vote of the stockholders.

The Board of Directors decided to take this action in view of the relatively small size of the Company and the increasing expense and effort required to operate it. In addition, members of the Board, including the Chairman and the President of the Company, have indicated their desire to pursue other interests. If an appropriate combination cannot be achieved, the Board will consider other alternatives, including the liquidation of the Company.

In order to preserve the Company’s flexibility in structuring a possible transaction, the Board of Directors, on May 6, 2002, suspended the Company’s distribution policy, which was adopted by the Board of Directors on May 12, 1997. That policy provided for an annual distribution to the Company’s stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6% of the Company’s net asset value per share as calculated on the last business day in March of that year. As a result of the suspension of the distribution policy, no annual distribution will be made in June 2002. Instead, the annual distribution may be made at a later date in 2002 or a special distribution, to comply with the minimum distribution requirements of the Internal Revenue Code, may be made in connection with a possible transaction. The date and amount of any distribution will be announced at a later date.

BERGSTROM CAPITAL CORPORATION

Further, in order to preserve the Company’s flexibility in structuring a possible transaction, the Board has instructed the Company’s investment adviser to refrain from making new equity investments. A consequence of this action is that the Company’s holdings of cash equivalents and other short-term investments are likely to increase.

The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company’s policy of retaining a portion of the net long-term capital gains in certain years has accomplished some of the same goals as would a dividend reinvestment program.

The Company’s shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday’s close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under “Closed-End Funds”. This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company’s transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

MAJOR PORTFOLIO CHANGES
($500,000 or more)
During the Quarter Ended March 31, 2002

	SHARES
SECURITY NAME	ADDITIONS	REDUCTIONS	HELD MARCH 31, 2002
Accenture Ltd.	22,900		22,900
Automatic Data Processing, Inc.	20,600		20,600
Baker Hughes, Inc.	20,400		20,400
Baxter International, Inc.	20,000		20,000
BP PLC Sponsored ADR	16,200		16,200
Cardinal Health, Inc.	28,500		28,500
Dell Computer Corp.	29,000		29,000
Electronic Arts, Inc.	14,400		14,400
GlaxoSmithKline PLC Sponsored ADR		16,700	23,300
Medtronic, Inc.	16,500		16,500
Merck & Co., Inc.		21,000	33,000
Oracle Corp.	37,000		94,000
Pfizer, Inc.		18,000	239,000
Taiwan Semiconductor Mfg. Co. Ltd. Sponsored ADR	34,500		34,500
Tyco International Ltd. New		81,300	38,700
Waters Corp.		26,200	13,800
WorldCom, Inc.—WorldCom Group		134,000	0

TEN LARGEST PORTFOLIO HOLDINGS
March 31, 2002

SECURITY NAME	MARKET VALUE	% OF INVESTMENTS
Amgen, Inc.	$23,872,000	15.0%
Pfizer, Inc.	9,497,860	6.0%
Microsoft Corp.	7,116,580	4.5%
Dresdner RCM MidCap Fund, Inc.	5,797,316	3.7%
General Electric Co.	5,748,575	3.6%
Wal-Mart Stores, Inc.	4,903,200	3.1%
American International Group, Inc.	4,761,240	3.0%
Federal National Mortgage Association	4,073,880	2.6%
Lilly Eli & Co.	3,810,000	2.4%
PepsiCo, Inc.	3,605,000	2.3%

BERGSTROM CAPITAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)

Assets:
Investments, at value (see accompanying schedule):
Short-term investments (cost $8,831,220)	$8,831,220
Common stocks (cost $105,842,547)	149,945,294

Total Investments (cost $114,673,767)	158,776,514
Cash	5,000
Receivable for securities sold	503,935
Interest and dividends receivable	105,026
Other assets	15,104

Total assets	159,405,579

Liabilities:
Advisory fee payable	137,726
Payable for securities purchased	110,472
Other accrued expenses	59,557

Total liabilities	307,755

Net assets applicable to 1,000,000 outstanding shares of capital stock equivalent to $159.10 per share on March 31, 2002	$159,097,824

STATEMENT OF CHANGES IN NET ASSETS

	THREE MONTHS ENDED MARCH 31, 2002 (Unaudited)	YEAR ENDED DECEMBER 31, 2001
Operations:
Net investment income	$44,768	$429,886
Realized gain or loss on investments	(849,809)	6,359,724
Decrease in unrealized appreciation	(4,828,678)	(56,971,560)

Net decrease in net assets resulting from operations	(5,633,719)	(50,181,950)

Dividends to stockholders:
From net investment income	—	(569,296)
From net realized gain on investments	—	(6,359,724)
Tax return of capital	—	(4,320,980)

Total dividends to stockholders ($11.25 per share—2001)	—	(11,250,000)

Total decrease in net assets	(5,633,719)	(61,431,950)
Net assets, beginning of period	164,731,543	226,163,493

Net assets, end of period	$159,097,824	$164,731,543

See also Notes to Financial Statements in the Company’s 2001 Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2002 (Unaudited)

Investment Income:
Interest		$37,460
Dividends		330,374

Total income		367,834

Expenses:
Advisory fees		134,994
Legal fees		59,629
Auditing fees		32,220
Officer's salary and related expenses		21,606
Directors' fees and expenses		21,250
Accounting expenses		13,498
Other expenses		10,813
State and other taxes		7,296
Transfer agent fees and expenses		5,857
Stockholders' meeting and reports		5,284
Custodian fees		4,244
Fee for shares listed on American Stock Exchange		3,750
Insurance		2,625

Total expenses		323,066

Net investment income ($.04 per share)		44,768

Realized and unrealized gain or loss on investments:
Realized loss on investments (excluding short-term investments):
Proceeds from sale of securities	$8,708,920
Cost of securities sold	9,558,729

Realized loss on investments sold		(849,809)
Unrealized appreciation of investments:
Beginning of period	48,931,425
End of period	44,102,747

Decrease in unrealized appreciation		(4,828,678)

Net loss on investments ($5.68 per share)		(5,678,487)

Net decrease in net assets resulting from operations		$(5,633,719)

See also Notes to Financial Statements in the Company's 2001 Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS
March 31, 2002 (Unaudited)

Shares or Principal Amount		Cost	Value
	Short-Term Investments (5.6%):
47,274	SSgA Money Market Fund	$47,274	$47,274
$3,800,000	General Electric Capital Corp., 1.83% Note due 05/07/02	3,793,046	3,793,046
$5,000,000	Wells Fargo Financial, Inc., 1.82% Note due 05/07/02	4,990,900	4,990,900

	Total—Short-Term Investments	8,831,220	8,831,220

	Common Stocks (94.4%):
	Aerospace and Defense (2.5%):
21,900	General Dynamics Corp.	1,757,028	2,057,505
25,300	United Technologies Corp.	1,617,677	1,877,260

		3,374,705	3,934,765

	Air Freight and Couriers (1.7%):
43,600	United Parcel Service Class B	2,448,189	2,650,880

	Banks (2.1%):
41,000	Bank of New York, Inc.	787,441	1,722,820
32,000	Citigroup, Inc.	550,256	1,584,640

		1,337,697	3,307,460

	Beverages and Food (4.5%):
33,900	Coca-Cola Co.	316,549	1,771,614
47,500	Kraft Foods, Inc.	1,588,926	1,835,875
70,000	PepsiCo, Inc.	3,016,639	3,605,000

		4,922,114	7,212,489

	Biotechnology (15.0%):
400,000	Amgen, Inc. (A)	522,450	23,872,000

	Broadcasting (1.1%):
28,500	Comcast Corp. Special Class A (A)	1,096,321	906,300
18,000	Viacom, Inc. Class B (A)	844,959	870,660

		1,941,280	1,776,960

	Commercial Services and Supplies (1.1%):
22,900	Accenture Ltd. (A)	629,978	611,430
20,600	Automatic Data Processing, Inc.	1,123,758	1,200,362

		1,753,736	1,811,792

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Communication Systems (1.6%):
40,000	SBC Communications, Inc.	$1,817,596	$1,497,600
61,200	Vodafone Airtouch PLC Sponsored ADR	2,270,711	1,127,916

		4,088,307	2,625,516

	Computers and Information (2.0%):
29,000	Dell Computer Corp. (A)	761,386	757,190
23,700	International Business Machines Corp.	2,691,046	2,464,800

		3,452,432	3,221,990

	Diversified Technology (1.0%):
80,500	Nokia Corp. Sponsored ADR	540,330	1,669,570

	Drugs and Health Supplies (7.5%):
26,700	Johnson & Johnson	1,558,616	1,734,165
16,500	Medtronic, Inc.	743,661	745,965
239,000	Pfizer, Inc.	4,946,940	9,497,860

		7,249,217	11,977,990

	Electrical Components (3.6%):
153,500	General Electric Co.	3,931,657	5,748,575

	Electronics/New Technology (3.5%):
100,000	Cisco Systems, Inc. (A)	765,732	1,693,000
63,000	Intel Corp.	1,626,125	1,915,830
8,500	Maxim Integrated Products, Inc. (A)	444,448	473,535
20,000	Qualcomm, Inc. (A)	582,429	752,800
34,500	Taiwan Semiconductor Mfg. Co. Ltd. Sponsored ADR	571,156	715,875

		3,989,890	5,551,040

	Financial Services, Diversified (2.6%):
51,000	Federal National Mortgage Association	3,936,923	4,073,880

	Health Care Equipment and Supplies (1.5%):
28,500	Cardinal Health, Inc.	1,893,036	2,020,365
13,800	Waters Corp. (A)	394,000	385,986

		2,287,036	2,406,351

	Industrial Machinery (0.8%):
38,700	Tyco International Ltd. New	121,691	1,250,784

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Insurance (4.7%):
66,000	American International Group, Inc.	$764,861	$4,761,240
23,500	Marsh & McLennan Companies, Inc.	1,854,663	2,649,390

		2,619,524	7,410,630

	Medical Supplies (2.3%):
15,000	Abbott Laboratories	737,401	789,000
20,000	Baxter International, Inc.	1,131,782	1,190,400
25,000	Wyeth (formerly American Home Products Corp.)	1,429,305	1,641,250

		3,298,488	3,620,650

	Petroleum Services (3.2%):
16,200	BP PLC Sponsored ADR	841,530	860,220
20,400	Baker Hughes, Inc.	773,740	780,300
17,700	ChevronTexaco Corp.	1,577,747	1,597,779
31,000	Schlumberger Ltd.	2,006,608	1,823,420

		5,199,625	5,061,719

	Pharmaceuticals (8.4%):
26,500	Bristol-Myers Squibb Co.	465,082	1,072,985
7,800	Genentech, Inc. (A)	623,795	393,510
23,300	GlaxoSmithKline PLC Sponsored ADR	1,131,511	1,095,100
50,000	Lilly Eli & Co.	1,686,551	3,810,000
33,000	Merck & Co., Inc.	2,546,093	1,900,140
79,000	Pharmacia Corp.	4,233,364	3,561,320
46,000	Schering-Plough Corp.	2,194,647	1,439,800

		12,881,043	13,272,855

	Regulated Investment Companies (4.4%):
40,784	Dresdner RCM Global Technology Fund (B)	2,162,124	1,121,566
2,395,585	Dresdner RCM MidCap Fund, Inc. (B)	8,073,122	5,797,316

		10,235,246	6,918,882

	Retail Trade (10.1%):
55,000	Colgate Palmolive Co.	2,194,843	3,143,250
9,400	Costco Wholesale Corp. (A)	368,184	374,308
39,500	Home Depot, Inc.	813,402	1,920,095
4,000	Kimberly Clark Corp.	253,893	258,600
37,000	Safeway, Inc. (A)	1,335,330	1,665,740
41,000	Sysco Corp.	1,009,600	1,222,620
64,700	Walgreen Co.	1,713,362	2,535,593
80,000	Wal-Mart Stores, Inc.	3,416,305	4,903,200

		11,104,919	16,023,406

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Software and Processing (9.2%):
47,000	America Online Time Warner, Inc. (A)	$1,628,018	$1,111,550
12,000	Check Point Software Technologies Ltd. (A)	649,387	364,800
14,400	Electronic Arts, Inc. (A)	756,962	875,520
24,200	Electronic Data Systems Corp.	1,632,058	1,403,358
118,000	Microsoft Corp. (A)	5,216,616	7,116,580
94,000	Oracle Corp. (A)	2,141,481	1,203,200
19,800	Siebel Systems, Inc. (A)	1,564,026	645,678
41,625	Veritas Software Co. (A)	1,017,500	1,824,424

		14,606,048	14,545,110

	Totals—Common Stocks	105,842,547	149,945,294

	Totals—Investments	$114,673,767	$158,776,514

(A)	Non-income producing securities.
(B)	Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation’s investment adviser.

See also Notes to Financial Statements in the Company’s 2001 Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

Per Share Record of Retained Long-Term Capital Gains and Federal Income Tax Paid Thereon  and the Resulting Addition to Basis For Shares Owned on December 31 of Each Year

Year	Realized Gain Retained	Federal Income Tax Paid	Addition to Cost Basis
1980	$1.12202	$0.31416	$0.80786
1981	2.54730	0.71325	1.83405
1982	3.17322	0.88850	2.28472
1983	0.90205	0.25258	0.64947
1984	4.33021	1.21246	3.11775
1985	0.00000	0.00000	0.00000
1986	8.92561	2.49917	6.42644
1987	4.54443	1.54511	2.99932
1988	0.00000	0.00000	0.00000
1989	10.39050	3.53277	6.85773
1990	0.00000	0.00000	0.00000
1991	6.63253	2.25506	4.37747
1992	4.07776	1.38644	2.69132
1993	4.86668	1.70334	3.16334
1994	5.10839	1.78794	3.32045
1995	6.57985	2.30295	4.27690
1996	9.14813	3.20185	5.94628
1997	26.42722	9.24953	17.17769
1998	8.10292	2.83602	5.26690
1999	32.14513	11.25080	20.89433
2000	26.56522	9.29783	17.26739
2001	0.00000	0.00000	0.00000

	$165.58917	$56.22976	$109.35941

Per Share Record of Return of Capital Dividends and the Resulting Reduction of Basis For Shares Owned  on the Following Record Dates

Date	Return of Capital	Reduction of Cost Basis
17-May-01	$4.32098	($4.32098)

THE COST BASIS OF A SHARE OWNED CONTINUOUSLY SINCE THE DATES SHOWN  BELOW SHOULD BE INCREASED (OR DECREASED) BY THE NET AMOUNTS SHOWN:

December 31	1980	$105.03843	December 31	1992	$75.68362
December 31	1981	$104.23057	December 31	1993	$72.99230
December 31	1982	$102.39652	December 31	1994	$69.82896
December 31	1983	$100.11180	December 31	1995	$66.50851
December 31	1984	$99.46233	December 31	1996	$62.23161
December 31	1985	$96.34458	December 31	1997	$56.28533
December 31	1986	$96.34458	December 31	1998	$39.10764
December 31	1987	$89.91814	December 31	1999	$33.84074
December 31	1988	$86.91882	December 31	2000	$12.94641
December 31	1989	$86.91882	January 1	2001	($4.32098)
December 31	1990	$80.06109	May 18	2001	$0.00000
December 31	1991	$80.06109

BERGSTROM CAPITAL CORPORATION

PRIVACY NOTICE

Bergstrom Capital Corporation (the “Company”) collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company’s stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company’s stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION

INFORMATION ABOUT DIRECTORS AND OFFICERS

Name, Address and Age	Current Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Erik E. Bergstrom (1) 221 1st Ave W., Suite 320 Seattle, WA 98119 (63)	Chairman of the Board of Directors (but not an officer)	Term expires November 2003. Chairman since October 1976.
Private Investor; officer of Federal United Corporation (a personal holding company); President and director of Erik E. and Edith H. Bergstrom Foundation, Inc. (a private foundation which makes grants to charitable organizations), all for more than five years; and President and director of Bergstrom Advisers, Inc. from June 1976 to November 1998.
				One	None

William L. McQueen (1)(2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (71)	Director, President and Treasurer	Term as Director expires November 2002. Term as officer expires annually. Director and President since November 1980 and Treasurer since January 1988.	Certified public accountant and sole proprietor of William L. McQueen & Associates for more than five years.	One	None

Norman R. Nielsen 221 1st Ave W., Suite 320 Seattle, WA 98119 (60)	Director	Term expires November 2002. Director since October 1976.	Independent consultant since November 2001; Director of AtomicTangerine (a venture consulting affiliate of SRI International) and its predecessors from June 1973 to November 2001.	One	None

George Cole Scott 221 1st Ave W., Suite 320 Seattle, WA 98119 (64)	Director	Term expires November 2003. Director since October 1976
Account Executive and Investment Advisor Representative for Anderson & Strudwick, Inc. (a securities broker-dealer) for more than five years; President and Portfolio Manager of Closed-End Fund Advisors, Inc. (an investment adviser) since October 1996.
				One	None

William H. Sperber 221 1st Ave W., Suite 320 Seattle, WA 98119 (68)	Director	Term expires November 2004 Director since November 1997.
Retired; Chairman, President, Chief Executive Officer and co-founder of The Trust Company of Washington from July 1992 to December 1999; Director and President of Manzanita Capital, Inc. (a holding company for a trust company and a securities broker-dealer and investment adviser) from January 1999 to December 1999.
				One	None

Suzanne M. Schiffler (2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (41)	Secretary	Term expires annually. Secretary since November 2000.	Certified public accountant for more than five years.

(1)
An "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Bergstrom is an interested person by virtue of the magnitude of his stock ownership in the Company, and Mr. McQueen is an interested person by virtue of his status as President and Treasurer of the Company.

(2)	Suzanne M. Schiffler is the daughter of William L. McQueen.

BERGSTROM CAPITAL CORPORATION 221 First Avenue West, Suite 320 Seattle, Washington 98119-4224 (206) 283-0539